EXHIBIT 10(c)18

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

GEORGIA POWER COMPANY

The following are the annual base salaries, effective March 1, 2011, of the current Chief Executive Officer and Chief Financial Officer of Georgia Power Company and certain other current or former executive officers of Georgia Power Company who served during 2010.
.

Michael D. Garrett*                                                                                            $695,402
President and Chief Executive Officer
W. Paul Bowers**                                                                                              $721,928
President and Chief Financial Officer
Ronnie R. Labrato                                                                                               $293,762
Executive Vice President, Chief Financial
Officer and Treasurer
Mickey A. Brown                                                                                               $383,877
Executive Vice President
Joseph A. Miller                                                                                                 $383,872
Executive Vice President
Douglas E. Jones ***                                                                                        $361,398
Senior Vice President

*	Retired December 31, 2010
**	Effective January 1, 2011. Served as Chief Operating Officer from August 13, 2010 through December 31, 2010.
***	Through September 30, 2010